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                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement        [_] Confidential, For Use of the
                                         Commission Only(as Permitted by Rule
                                         14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 BENTHOS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

  [X] No fee required.

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

  (1) Title of each class of securities to which transaction applies:
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  (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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  (4) Proposed maximum aggregate value of transaction:
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  (5) Total fee paid:
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  [_] Fee paid previously with preliminary materials.

  [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount Previously Paid:
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  (2) Form, Schedule or Registration Statement No.:
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  (3) Filing Party:
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  (4) Date Filed:
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

   PRELIMINARY COPY AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                               FEBRUARY 25, 1997

                                [LOGO] BENTHOS

                                 BENTHOS, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            FRIDAY, APRIL 11, 1997
                                  10:00 A.M.

To Benthos Stockholders:

  A Special Meeting in Lieu of the Annual Meeting of Stockholders of Benthos, Inc. will be held on Friday, April 11, 1997 at 10:00 a.m., local time, at the Sea Crest Resort, 350 Quaker Road, North Falmouth, Massachusetts, for the following purposes:

  1. To elect one Class I member of the Board of Directors of the Company to serve until the 2000 Annual Meeting of Stockholders and until his successor is duly elected.

  2. To consider and act upon a proposal to approve the appointment of Arthur Andersen LLP as the Company's auditors for the 1997 fiscal year.

  3. To consider and act upon a proposal to amend the articles of organization of the Company as described in the accompanying Proxy Statement.

  4. To transact such other business as may properly come before the meeting or any adjournments thereof.

  Only stockholders of record at the close of business on February 14, 1997 are entitled to notice of and to vote at this meeting.

                                          By Order of the Board of Directors
                                          John T. Lynch, Clerk

North Falmouth, Massachusetts
March 5, 1997


                                   IMPORTANT

   It is important that your shares be represented at the meeting. Accordingly, whether or not you expect to attend the meeting, please sign, date and promptly return the attached proxy in the enclosed envelope.

        49 Edgerton Drive, North Falmouth, Massachusetts 02556-2826 USA
                    Tel: (508) 563-1000 Fax: (508) 563-6444

                                 BENTHOS, INC.

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS
                                APRIL 11, 1997

  This proxy statement and the accompanying Notice of Special Meeting of Stockholders is furnished to stockholders of Benthos, Inc., a Massachusetts corporation (the "Company"), in connection with the solicitation by the Board of Directors of proxies to be used at the Special Meeting in Lieu of the Annual Meeting of Stockholders of the Company to be held on April 11, 1997 at the time and place set forth in the accompanying notice and at any and all adjournments thereof. The approximate date on which this proxy statement and accompanying proxy form are being sent to stockholders is March 5, 1997.

                      INFORMATION AS TO VOTING SECURITIES

  Only stockholders of record at the close of business on February 14, 1997 (the "record date") will be entitled to vote at the meeting. On that date the Company had outstanding and entitled to vote 824,060 shares of Common Stock. Each share of Common Stock outstanding on the record date is entitled to one vote. Under the By-Laws, the presence in person or by proxy of a majority in interest of all shares of Common Stock issued, outstanding and entitled to vote at the meeting shall constitute a quorum. When a quorum is present, a director may be elected by a plurality of the votes properly cast. The approval of the auditors will require the favorable vote of a majority of the votes properly cast and the approval of the amendment to the articles of organization will require the favorable vote of a majority of the issued and outstanding shares of Common Stock. Votes withheld from any nominee for election as a director, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence of a quorum for the meeting. Therefore, abstentions and broker "non-votes" will have the effect of "against" votes. Broker "non-votes" occur when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Usually, this would occur when brokers holding stock in "street name" have not received any instructions from clients, in which case the brokers (as holders of record) are permitted to vote on "routine" proposals but not on non-routine matters. The election of directors and auditors are considered routine matters. An amendment to the articles of organization is considered a non-routine matter. Missing votes on non-routine matters are "broker non-votes."

                              PROXY SOLICITATION

  The expenses of solicitation of proxies will be borne by the Company. It is expected that the solicitation will be made primarily by mail, but officers and employees of the Company may also solicit proxies by telephone, fax and in person.

  The Company's principal executive offices are at 49 Edgerton Drive, North Falmouth, Massachusetts 02556-2826.

  Any person giving a proxy in the form accompanying this statement has the power to revoke it at any time before its exercise. It may be revoked by filing with the Clerk of the Company an instrument of revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the meeting and election to vote in person.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

  The current directors and executive officers of the Company are as follows:

   NAME                         AGE                  POSITION
   ----                         ---                  --------
Samuel O. Raymond..............  67 Chairman Emeritus of the Board of Directors
                                     and Director of Research
John L. Coughlin...............  45 President and Chief Executive Officer and
                                     Director
Stephen D. Fantone.............  43 Chairman of the Board of Directors
A. Theodore Mollegen, Jr. .....  59 Director
Thurman F. Naylor..............  77 Director
Francis E. Dunne, Jr. .........  50 Treasurer and Chief Financial Officer

  The Company's board of directors is classified into three classes, with the members of the respective classes serving for staggered three-year terms. The first class, consisting of Mr. Coughlin, is eligible for re-election at the 1997 annual meeting; the second class, consisting of Mr. Mollegen and Dr. Fantone, is eligible for re-election at the 1998 annual meeting; the third class, consisting of Messrs. Raymond and Naylor, is eligible for re-election at the 1999 annual meeting. Officers of the Company serve at the pleasure of the Board of Directors.

  The following information is provided with respect to the business experience of each director and executive officer of the Company:

  Mr. Raymond founded the Company in 1962 and served as its President for twenty years. He previously served as Chairman of the Board from 1965-1982 and from 1989 to January 1997. Mr. Raymond most recently served as the President and Chief Executive Officer of the Company from June 1995 to April 1996. Mr. Raymond has served as a director of the Company since 1965. In January 1997, Mr. Raymond was elected as Chairman Emeritus of the Board of Directors and Director of Research of the Company. Mr. Raymond has a B.S. in Mechanical Engineering from M.I.T. and was instrumental in the development and marketing of many of the Company's original products in both the Company's Undersea Systems Division and the Container Inspection Systems Division.

  Mr. Coughlin has served as President, Chief Executive Officer and a director of the Company since April 1996 and as Treasurer from October 1996 to February 1997. Prior to joining the Company, he was President (1993-1996) and Vice President of Sales and Marketing (1990-1993) of Dynisco Instruments, an operating division of Dynisco, Inc., a wholly-owned subsidiary of Berwind Industries. Dynisco Instruments is a manufacturer of pressure and temperature measurement products for the plastics industry. He holds a B.S. in Physics from Georgetown University and an M.S. in Physics from Northeastern University.

  Dr. Fantone became a director of the Company in March 1995 and was elected Chairman of the Board of Directors in January 1997. Since 1982, he has been President of Optikos Corporation, an optical engineering firm which he founded and which specializes in the design of optical products and instrumentation and optical test equipment. He has B.S. degrees in Electrical Engineering and Management from M.I.T. and a Ph.D. in optics from the Institute of Optics at the University of Rochester. Dr. Fantone has been awarded over 25 patents and is the author of numerous technical papers and articles on optical technology. He is also currently a Senior Lecturer in the Mechanical Engineering Department at M.I.T.

  Mr. Mollegen has served as a director of the Company since 1985. He is the President and Chief Executive Officer of Allied Resources Corporation, a company which provides technical training, engineering, health management, and safety management services to industrial firms. Prior to joining Allied Resources in 1993, Mr. Mollegen was Chairman and Chief Executive Officer of Analysis & Technology, Inc., a provider of engineering and technical services to the U.S. Navy. Mr. Mollegen has a B.E. in Electrical Engineering from Yale University and is the author of over 90 technical papers and reports on undersea topics. He is a member of the board of

Technology for Connecticut (TECHCONN), Inc. and of the Southeast Area Technology Development Center (SEATECH). He is also a member of the Forum of Connecticut College and a member of the Advisory Committee of the University of New Haven Southeast Branch.

  Mr. Naylor is President of Cameras and Images International, Inc. (a dealer in photographic images and equipment), is the owner and founder of the Naylor Museum of Photography in Brookline, Massachusetts, and has served as a director of the Company since 1987. Mr. Naylor is an internationally recognized authority on photographic history, processes, and technology. Mr. Naylor is the former Chairman, President and CEO of Standard-Thomson Corporation, a manufacturer of temperature and pressure controls and electronic equipment. Mr. Naylor was also the former Chairman, President and CEO of Thomson International Corporation (1959-1989), a manufacturer of temperature controls with engineering and manufacturing facilities in twelve countries. Mr. Naylor has a B.A. in Economics from Fordham University and a B.S. in Mechanical Engineering from The Johns Hopkins University. Mr. Naylor is also a member of the Board of Directors of Analysis & Technology, Inc., Sandler Productions, Inc. (motion picture and television production) and Summit Industries, Inc. (a manufacturer of x-ray equipment).

  Francis E. Dunne, Jr. was appointed Treasurer and Chief Financial Officer of the Company on February 1, 1997. Prior to joining the Company, he was Chief Financial Officer of Kinney Vacuum Company, an operating division of General Signal Corporation (1993-1996). Kinney Vacuum Company is a manufacturer of industrial vacuum pumps and pump systems for the food packaging, chemical and pharmaceutical, heat treating, automotive, and other industries. Prior to joining Kinney, Mr. Dunne was Director of Planning and Analysis at General Signal Corporation (1990-1993). General Signal Corporation is a manufacturer of products serving the process controls, electrical controls, and industrial technology industries. Mr. Dunne has a B.S. degree in Public Accounting from St. John's University, an M.B.A. in Finance from Long Island University, and is a Certified Public Accountant.

  There are no family relationships among the directors or executive officers of the Company.

BOARD AND COMMITTEE MEETINGS

  Four meetings of the Board of Directors were held during the fiscal year ended September 30, 1996. The Board of Directors serves as the Company's Nominating Committee.

  The Audit Committee is a committee of the Board of Directors which reviews and discusses the plan for and the results of the annual audit with the Company's independent auditors and approves non-audit services provided by them. The Audit Committee also reviews the Company's internal auditing, control and accounting system. In addition, the committee makes recommendations to the Board concerning the selection of the independent auditors. The present members of the Committee, which met once during the past fiscal year, are Messrs. Mollegen, Naylor and Fantone.

  The ESOP Committee is appointed by the Board of Directors and administers the Company's Employee Stock Ownership Plan. Messrs. Coughlin, Naylor and Fantone are the current members of the ESOP Committee. The ESOP Committee met once during the past fiscal year.

  The Compensation and Incentive Stock Option Plan Committee (the "Compensation Committee") is a committee of the Board of Directors which establishes salaries of senior officers and issues options under the Company's employee stock option plan. The current members of the Compensation Committee are Messrs. Mollegen, Naylor and Fantone. The committee met once during the past fiscal year.

  All directors attended 100% percent of the meetings of the Board of Directors and the committees of which they were members during the fiscal year ended September 30, 1996.

  PRINCIPAL HOLDERS OF VOTING SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

  The following information is furnished as of March 1, 1997 with respect to the beneficial ownership of shares of Common Stock of the Company by the directors and executive officers of the Company, all of the directors and officers of the Company as a group and all persons known to be the beneficial owners of more than five percent of such outstanding stock. Unless otherwise indicated, each of the persons named below held sole voting and investment power over the shares listed below as of March 1, 1997.

  In accordance with the rules of the Securities and Exchange Commission, shares which an individual has the right to acquire pursuant to stock options which are exercisable within sixty days are considered to be beneficially owned and for purposes of calculating the percentage ownership of stock for an individual who holds exercisable stock options, such shares are also considered to be outstanding. Reference should be made to the footnotes below for further information as to each individual listed.

                                             SHARES       PERCENT OF OUTSTANDING
         NAME AND ADDRESS(1)           BENEFICIALLY OWNED      COMMON STOCK
         -------------------           ------------------ ----------------------
Samuel O. Raymond....................       173,269(2)             21.0%
Ronald K. Church.....................        85,500(3)             10.4%
State Street Bank and Trust Company,
 Trustee of the Benthos, Inc.
 Employee Stock Ownership Plan
 ("ESOP")............................        37,363(4)              4.5%
John L. Coughlin.....................        12,500(5)              1.5%
Stephen D. Fantone...................        18,000(6)              2.2%
A. Theodore Mollegen, Jr. ...........        15,000                 1.8%
Thurman F. Naylor....................        15,000(7)              1.8%
Francis E. Dunne, Jr. ...............           --                  --
All directors and officers as a group
 (6 persons).........................       233,769(8)             27.6%

--------
(1) Except as set forth below, the address of each of the individuals set forth in the table is c/o Benthos, Inc., 49 Edgerton Drive, North Falmouth, Massachusetts 02556. The address of Ronald K. Church is 46 Riddle Hill Road, Falmouth, Massachusetts 02540. The address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110.
(2) Includes 1,496 shares owned by the Company's ESOP, over which Mr. Raymond has sole voting power. Also includes 37,618 shares owned by Mr. Raymond's children, as to which shares Mr. Raymond disclaims beneficial ownership.
(3) Includes 12,000 shares owned by Mr. Church's wife, as to which shares Mr. Church disclaims beneficial ownership.
(4) Pursuant to the terms of the plan, plan participants are entitled to direct the Trustee as to the manner in which all shares allocated to such participants' accounts are to be voted.
(5) Consists of 12,500 shares which Mr. Coughlin has the right to acquire through the exercise of a stock option for 50,000 shares granted April 8, 1996.
(6) Includes 10,000 shares which Dr. Fantone has the right to acquire through the exercise of a stock option for 15,000 shares granted January 19, 1995.
(7) Consists of 15,000 shares which Mr. Naylor has the right to acquire through the exercise of a stock option granted January 29, 1993.
(8) Includes an aggregate of 37,500 shares which the directors and officers have the right to acquire through the exercise of certain options.

EXECUTIVE COMPENSATION

  The following table sets forth the compensation paid by the Company for the Company's last three fiscal years to the two persons who served as Company's chief executive officer during the Company's fiscal year ended September 30, 1996. No other executive officers received an annual salary and bonus exceeding $100,000.

                                          ANNUAL COMPENSATION
             NAME AND              FISCAL --------------------   ALL OTHER
        PRINCIPAL POSITION          YEAR    SALARY    BONUS   COMPENSATION(1)
        ------------------         ------ ---------- ------------------------
Samuel O. Raymond.................  1996  $   85,176   30,000    $  2,687
 Chairman, Chief Scientist,
 President and                      1995      85,176      494         606
 Chief Executive Officer(2)         1994      85,800    6,000         456
John L. Coughlin..................  1996  $   66,462   20,000         --
 President and Chief Executive
 Officer(3)
All directors and officers as a
 group (6 in all).................  1996     236,170   80,620       5,374
                                    1995     273,024    1,097     172,772
                                    1994     280,778   40,300       2,316

--------
(1) Includes amounts contributed to individual accounts with the Company's ESOP and 401(k) Retirement Plan. Amounts to be contributed with respect to the ESOP for fiscal 1996 have not been determined at the date hereof. Also includes $171,523 in severance pay to a former officer incurred with respect to fiscal 1995.
(2) Mr. Raymond served as Chief Scientist and Chairman of the Board of Directors throughout the last three fiscal years. In addition, he served as President and Chief Executive Officer from June 1995 to April 1996.
(3) Mr. Coughlin has served as President and Chief Executive Officer since April 8, 1996.

  The Company's policy is to pay each of its non-employee directors a fee of $750 for each directors' meeting attended and to reimburse travel expenses when incurred. The Company intends to continue this policy in the future.

  On April 8, 1996, the Company granted to John L. Coughlin an option to purchase 50,000 shares of the Company's Common Stock, expiring April 7, 2006, at an exercise price of $6.50 per share, vesting in four annual installments commencing on the first anniversary of the date of grant. This option represented 84% of the number of shares subject to stock options granted to all employees during the 1996 fiscal year.

  No stock options were granted to or exercised by any of the executive officers named in the Summary Compensation Table above during the fiscal year ended September 30, 1996 and no such executive officer held any unexercised options as of that date.

 Employment Contracts

  In 1990, the Company entered into an employment agreement with Samuel O. Raymond. Under this agreement, as amended, Mr. Raymond will be employed as the Director of Research of the Company at a salary of $72,000 per year and will serve as the Chairman Emeritus of the Board of Directors for as long as he is elected to that position. This agreement commenced on August 1, 1990 and will expire on July 31, 2005. After the expiration of the initial term, the agreement will automatically be renewed annually as of August 1, 2005 and each August 1 thereafter. The agreement also provides that if a change in control of the Company should occur during the first, second or last five years of the initial term of the agreement, Mr. Raymond is entitled to receive $427,974, $335,504, or $199,636, respectively, from the Company. The Company has also agreed to pay the premiums on a $1,500,000 life insurance policy on Mr. Raymond's life under a split dollar plan.

  The Company has entered into an employment agreement with John L. Coughlin, effective April 8, 1996, pursuant to which Mr. Coughlin agrees to serve as the President and Chief Executive Officer of the Company. The agreement provides for an initial base salary of $144,000 and an initial minimum bonus of $20,000 payable October 1, 1996. In accordance with the agreement, the Board of Directors has adjusted Mr. Coughlin's base salary to $154,000 per year, effective October 1, 1996 and has adopted an annual incentive compensation program for Mr. Coughlin based upon the attainment of quantitative and qualitative objectives to be set by the Compensation Committee at the beginning of each fiscal year. In addition, pursuant to the agreement, Mr. Coughlin was granted an incentive stock option to purchase 50,000 shares of the Company's Common Stock at an exercise price of $6.50 per share, vesting in four equal annual installments commencing on the first anniversary of the date of grant.

                             CERTAIN TRANSACTIONS

  The Company is currently negotiating an agreement with a corporation wholly owned by Dr. Stephen D. Fantone, Chairman of the Board of Directors of the Company, with respect to the concept of utilizing optical means for assessing beverage container height of fill. Under the proposed agreement, the Company will pay the development costs to Dr. Fantone's corporation. If the technology is developed, the proprietary rights will be owned by Dr. Fantone's corporation, which will grant an exclusive license to the Company for the use of the technology upon terms and conditions (including royalties) to be determined by negotiation. John L. Coughlin, President and Chief Executive Officer of the Company is negotiating the contract with Dr. Fantone. The Company's policy with respect to business relationships with officers, directors, or affiliates is that any such relationships must be fully disclosed to the Board of Directors and must be upon terms not less favorable to the Company than those available from third parties dealing at arm's length.

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company is classified into three classes, of which Class I consists of one director and Classes II and III each consist of two directors. One class of directors is elected each year for a term of three years. The term of the Class I director, John L. Coughlin, expires at the 1997 annual meeting. The Board of Directors has nominated Mr. Coughlin to continue to serve as a Class I director for a term expiring at the 2000 annual meeting.

  Unless otherwise specified therein, shares represented by the enclosed proxy will be voted at the stockholders meeting to elect John L. Coughlin as a Class I director for a three-year term until the 2000 annual meeting of stockholders and until his successor shall be duly elected. In the event that Mr. Coughlin is unable to stand for election (which event is not now contemplated), the holders of the enclosed proxy will vote for the election of a nominee or nominees acceptable to the remaining members of the Company's Board of Directors.

  The Board of Directors recommends that stockholders vote "FOR" the proposal to elect Mr. Coughlin as a director.

                             APPROVAL OF AUDITORS

  The Board of Directors has appointed Arthur Andersen LLP as independent public accountants to examine the financial statements of the Company and its subsidiary for the fiscal year ending September 30, 1997. Representatives of Arthur Andersen LLP are expected to be present at the stockholders meeting, will have opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

  The Board of Directors recommends that stockholders vote "FOR" the proposal to approve the appointment of Arthur Andersen LLP as independent public accountants.

                     AMENDMENT TO ARTICLES OF ORGANIZATION

  There will be submitted to stockholders at the meeting a proposal to amend Article Six of the articles of organization of the Company by adding certain special provisions respecting the powers of the Board of Directors to make, amend, or repeal by-laws, the power of the Company to hold stockholder meetings anywhere in the United States, the power of the Company to become a partner in a business enterprise and the ability of the Company to enter into contracts with directors.

  The text of the proposed amendment is as follows:

    "ONE: All corporate powers of the Corporation shall be exercised by the Board of Directors except as otherwise provided by law. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, amend or repeal the By-Laws of the Corporation in whole or in part, except with respect to any provision thereof which by law or the By-Laws requires action by the stockholders, and subject to the power of the stockholders to amend or repeal any By-Law adopted by the Board of Directors.

    TWO: Meetings of the stockholders of the Corporation may be held anywhere within the United States.

    THREE: The Corporation may be a partner in any business enterprise which it would have power to conduct by itself.

    FOUR: In the absence of fraud, no contract or other transaction of the Corporation shall be affected or invalidated by the fact that any of the directors of the Corporation are in any way interested in or connected with any other party to such contract or transaction or are themselves parties to such contract or transaction, provided that the interest in any such contract or transaction of any such director shall at the time be fully disclosed or otherwise known to the Board of Directors. Any director of the Corporation may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize such contract or transaction and may vote and act upon any matter, contract or transaction between the Corporation and any other person without regard to the fact that he is also a stockholder, director or officer of, or has any interest in, such other person with the same force and effect as if he were not such stockholder, director or officer or not so interested. Any contract or other transaction of the Corporation or of the Board of Directors or of any committee thereof which shall be ratified by a majority of the holders of the issued and outstanding stock entitled to vote at any annual meeting or any special meeting called for that purpose shall be as valid and as binding as though ratified by every stockholder of the Corporation; provided, however, that any failure of the stockholders to approve or ratify such contract or other transaction, when and if submitted, shall not be deemed in any way to render the same invalid or deprive the directors and officers of their right to proceed with such contract or other transaction."

  The Board of Directors believes that the proposed amendments will provide the Company with additional flexibility to manage its business and are thus in the best interests of the Company. The Company has been advised by its counsel, Davis, Malm & D'Agostine, P.C., Boston, that the proposed amendments are standard provisions included in most modern corporate charters of corporations formed under the Massachusetts Business Corporation Law.

  Section ONE of the proposed amendment confirms the traditional role of the Board of Directors set forth in Section 47 of the Massachusetts Business Corporation Law and specifically authorizes the Board of Directors to make, amend and repeal the By-Laws. Under Massachusetts law, authorization for directors to make, amend, or repeal by-laws must be set forth in the articles of organization. The present articles of organization lack such a provision. The Board of Directors believes that it is advisable that the board be able to amend the Company's By-Laws to respond to changes in circumstances without the delay and expense of calling a stockholders meeting. Under Massachusetts law, the stockholders retain the power to amend or repeal any by- law adopted by the Board of Directors. Moreover, the Company is required to give notice to stockholders, not later than the time of giving notice of the next meeting of stockholders, of the making, amendment or repeal by the directors of any by-law, stating the substance of such change.

  Section TWO of the proposed amendment relates to the ability of the Company to hold meetings of stockholders anywhere in the United States. At present, the Company is precluded by Massachusetts law from holding meetings of stockholders outside the Commonwealth of Massachusetts. Although the Company has no present plans or intentions to hold stockholders meetings outside of Massachusetts, the Board of Directors believes it would be useful to have the flexibility to do so in the future.

  Section THREE of the proposed amendment relates to the power of the Company to be a partner in a business enterprise. At present, the Company is precluded from Massachusetts law from doing so. Although the Company has no present plans or intentions to enter into a specific partnership relationship, the Board of Directors believes it would be useful to have the flexibility to do so in the future.

  Section FOUR of the proposed amendment regulates the authority of the Company to enter into transactions with directors. This section would require that the interest of any director of the Company in any contract or transaction with the Company be fully disclosed to or otherwise known by the Board of Directors and provide that any interested director may be counted in determining the existence of a quorum and may vote upon any matter in which be is interested at any directors meeting. Any contract or other transactions with a director may be ratified by a majority of the stockholders. Except for the proposed contract with an affiliate of Dr. Fantone described under "Certain Transactions" above, the Board of Directors is not aware of any present or proposed transaction in which any director is an interested party. The adoption of the proposed amendment to the articles of organization is not a prerequisite to the approval by the Company of that contract.

  The Company does not believe that the adoption of the proposed amendment to the articles of organization will have the effect of deterring or restricting the possibility of a change in control of the Company.

  The Board of Directors recommends that stockholders vote "FOR" the proposal to amend the Company's articles of organization.

                    OTHER MATTERS COMING BEFORE THE MEETING

  As of the date of this Proxy Statement, management does not know of any matters to be presented to the meeting other than the matters set forth in the attached Notice of Special Meeting of Stockholders. If any other matters properly come before the meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment.

         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of those reports are to be furnished to the Company. The Company was not subject to these filing requirements during the fiscal year ended September 30, 1996.

                             STOCKHOLDER PROPOSALS

  Under the By-laws of the Company, written notice to the Clerk stating the business to be brought by stockholders before an annual meeting of stockholders or a special meeting in lieu of the annual meeting shall be given sixty days prior to the anniversary date of the immediately preceding annual meeting and within ten days of the written notice of any special meeting of stockholders not in lieu of the annual meeting. Similar written notice to the Clerk stating stockholder nominations for the election of directors, other than those recommended by the Board of Directors, shall be given sixty days prior to the anniversary date of the immediately preceding annual meeting of stockholders and within ten days of the written notice of any special meeting of stockholders to elect directors. Proposals which stockholders intend to present at the 1998 annual meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting no later than February 10, 1998.

                                 OTHER MATTERS

  THE COMPANY FILES AN ANNUAL REPORT WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE COMPANY. A COPY OF THE FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS, MAY BE OBTAINED WITHOUT CHARGE, AND COPIES OF THE EXHIBITS WHICH ARE LISTED THEREIN WILL BE FURNISHED UPON PAYMENT OF THE COMPANY'S COSTS OF REPRODUCTION AND MAILING OF SUCH EXHIBITS. ALL SUCH REQUESTS SHOULD BE DIRECTED TO FRANCIS E. DUNNE, JR., CHIEF FINANCIAL OFFICER, 49 EDGERTON DRIVE, NORTH FALMOUTH, MASSACHUSETTS 02556 (TEL: 508-563-1000).

                                          By Order of the Board of Directors
                                          John T. Lynch, Clerk

North Falmouth, Massachusetts
March 5, 1997

                                 BENTHOS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 11, 1997

  The undersigned holder of Common Stock of BENTHOS, INC. (the "Corporation") acknowledges receipt of the Notice of Special Meeting of Stockholders dated March 5, 1997 and the accompanying Proxy Statement and hereby appoints John L. Coughlin, Francis E. Dunne, Jr. and John T. Lynch and each of them, proxies, agents and attorneys-in-fact of the undersigned (with full power of substitution) to attend the above stockholders meeting and all adjournments thereof (the "Meeting") and there to vote all shares of Common Stock of the Corporation that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Meeting, ratifying and confirming all that said proxies or their substitutes may lawfully do in place of the undersigned as indicated on the reverse hereof.

  IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE.

  A [X] Please mark your vote as in this example.

  1. To elect as a Class I director of the Company.

      [_] FOR  [_] WITHHOLD AUTHORITY TO VOTE

              Nominee: John L. Coughlin

  2. To approve Arthur Anderson LLP as independent public accountants of the Company for the 1997 fiscal year.

      [_] FOR  [_] AGAINST  [_] ABSTAIN

  3. To approve the amendment to the Company's articles of organization described in the accompanying proxy statement.

      [_] FOR  [_] AGAINST  [_] ABSTAIN

  The undersigned hereby confers upon the Proxies and each of them, discretionary authority with respect to other matters properly presented for consideration at the Meeting.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THE PROXIES INTEND TO VOTE FOR THE ELECTION OF THE LISTED NOMINEE AND FOR EACH OF THE PROPOSALS 2 AND 3 IDENTIFIED ABOVE.

                                          Dated: ______________________________
                                          -------------------------------------
                                          -------------------------------------
                                                     IF HELD JOINTLY

                                          NOTE: FOR SHARES HELD JOINTLY, EACH
                                          JOINT OWNER SHOULD PERSONALLY SIGN.
                                          IF SIGNING AS EXECUTOR, OR IN ANY
                                          OTHER REPRESENTATIVE CAPACITY, OR AS
                                          AN OFFICER OF A CORPORATION, PLEASE
                                          INDICATE YOUR FULL TITLE AS SUCH.